EXHIBIT 99.1

PRESS RELEASE
FOR IMMEDIATE RELEASE

HEALTH MANAGEMENT ASSOCIATES ANNOUNCES
RESTATEMENT OF FINANCIAL STATEMENTS

Expects to Restate Financial Statements Related to Approximately $31.0 Million of Medicare and Medicaid Healthcare Information Technology Incentive Payments Received Between July 2011 and June 2013

NAPLES, FLORIDA (November 5, 2013) Health Management Associates, Inc. (NYSE: HMA) (“HMA”) today announced that it will restate its financial statements for the years ended December 31, 2010, 2011 and 2012 and the quarters ended March 31 and June 30, 2013 to correct the accounting treatment of approximately $31.0 million of Medicare and Medicaid Health Information Technology (“HCIT”) payments recognized as income between July 1, 2011 and June 30, 2013.  The Company intends to file the necessary amendments to its prior filings as soon as possible, following which the Company will file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2013.

HMA participates in federal and various state HCIT programs pursuant to which Medicare and Medicaid incentive payments are paid to eligible hospitals and physician practices that implement and achieve “meaningful use” of certified electronic health record (“EHR”) technology.  In October 2013, based on the results of an internal review, the Company determined that it had made an error in applying the requirements for certifying its EHR technology under these programs and, as a result, that 11 of the hospitals it had enrolled in the HCIT programs did not meet the “meaningful use” criteria necessary to qualify for HCIT payments.  The Company promptly notified the Centers for Medicare and Medicaid Services (“CMS”), the government agency responsible for administering federal HCIT programs, as well as the agencies that administer the various relevant state HCIT programs, of its determination.

The Company estimates that, between July 1, 2011 and September 30, 2013, it recognized as income HCIT incentive payments totaling approximately $31.0 million for the hospitals that did not meet the “meaningful use” criteria.  Of these payments, the Company recognized as income approximately $8.3 million in 2011, approximately $17.3 million in 2012 and approximately $5.4 million in the first six months of 2013.   On October 30, 2013, the Company withdrew the 11 hospitals from the HCIT programs and has repaid the majority of the funds to CMS.  The Company is in the process of repaying the balance of the funds to the relevant state programs.  The Company expects to re-enroll the hospitals in the HCIT programs and may be able to recoup some portion of the amounts repaid.

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The Company has concluded that, due solely to this matter, its financial statements and related communications for fiscal years 2010, 2011 and 2012 and the fiscal quarters ended March 31, 2013 and June 30, 2013 and its annual 2013 guidance issued on July 30, 2013 should no longer be relied upon.  The Company is in the process of remediating a material weakness in internal control relating to the administration and oversight of its EHR enrollment process that it has now concluded existed as of December 31, 2012, March 31, 2013 and June 30, 2013.  The Company today filed a Current Report on Form 8-K containing additional information concerning this matter.

The registration statement on Form S-4, previously filed by Community Health Systems, Inc. (NYSE:CYH) (“CHS”) with the United States Securities and Exchange Commission (“SEC”), and containing a preliminary proxy statement of HMA and a preliminary prospectus of CHS in connection with the announced merger, has not yet been declared effective by the SEC.  The Company expects that the Form S-4 will be amended as soon as possible following the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 to incorporate the restated financial statements and the Company’s results for the third quarter.  Upon the Form S-4 being declared effective by the SEC, HMA will mail the proxy statement/prospectus to HMA stockholders and hold a special meeting of HMA stockholders to consider and vote upon the adoption of the merger agreement between CHS and HMA.  Both parties continue to expect the transaction to close during the first quarter of 2014, subject to satisfaction of customary closing conditions contained in the merger agreement, including approval of HMA’s stockholders and expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

At this time, the Company is not providing annual guidance for 2013, and the previously issued guidance provided on July 30, 2013 has been withdrawn.

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About HMA

Health Management Associates, Inc., through its affiliates, owns and manages hospitals and ambulatory surgery centers in small cities and selected larger urban markets. HMA currently operates 71 hospitals in 15 states with approximately 11,000 licensed beds. Shares in Health Management Associates are traded on the New York Stock Exchange under the symbol “HMA.”

All references to "Health Management," "HMA" or the "Company" used in this release refer to Health Management Associates, Inc. and its affiliates.

Important Information and Where to Find It

In connection with the proposed transaction, CHS has filed with the SEC a registration statement on Form S-4 that includes a preliminary proxy statement of HMA and a preliminary prospectus of CHS. CHS and HMA plan to file a definitive proxy statement/prospectus and other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHS, HMA AND THE MERGER. When completed and available, the definitive proxy statement/prospectus and a form of proxy will be mailed to stockholders of HMA. These materials and other documents filed with the SEC will be available at no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain copies of the definitive proxy statement/prospectus (when they become available) and other documents filed with the SEC from CHS’s website at www.chs.net or and HMA’s website at www.hma.com or by directing such request to CHS at 4000 Meridian Boulevard, Franklin, Tennessee 37067, Attention: Investor Relations, or to HMA at 5811 Pelican Bay Boulevard, Naples, Florida 34108, Attention: Investor Relations.

CHS, HMA and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the merger. Information regarding CHS’s directors and executive officers is available in CHS’s proxy statement filed with the SEC on April 5, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding HMA’s directors and executive officers is available in HMA’s preliminary proxy statement contained in the registration statement on Form S-4 filed by CHS with the SEC on September 24, 2013.

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This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements contained in this communication and other communications by the Company may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “intends,” “plans,” “may,” “pending,” “continues,” “should,” “could” and other similar words. All statements addressing events or developments that HMA expects or anticipates will occur in the future, including but not limited, the completion of the restatement and remediation of the related material weakness in internal control over financial reporting, are considered to be “forward-looking statements.” These statements also include, but are not limited to, statements regarding the expected timing of the completion of the merger with CHS, the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and other statements that are not historical facts. Such statements regarding the merger are based on the views and assumptions of the management of CHS and HMA and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements. Such differences may result from the following factors: the ability to close the transaction on the proposed terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the receipt of governmental approvals; the risk that the benefits of the transaction, including cost savings and other synergies may not be fully realized or may take longer to realize than expected; the impact of the transaction on third-party relationships; actions taken by either of the companies; changes in regulatory, social and political conditions, as well as general economic conditions.  Because they are forward-looking, such statements should be evaluated in light of important risk factors and uncertainties.

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Additional risks and factors that may affect results are set forth in each of HMA’s and CHS’s filings with the Securities and Exchange Commission, including each company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2012 under the “Risk Factors” section.  The forward-looking statements speak only as of the date of this communication. Except as required by law, HMA disclaims any obligation to update its risk factors or to publicly announce updates to the forward-looking statements.

Contact:

Health Management Associates, Inc.
Investor Contact:
John Merriwether, 239-598-3131
Vice President of Investor Relations